UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 13, 2003

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	88-0104066
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd
Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

ITEM 5. Other Events
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. Other Events

On August 13, 2003, Alliance Gaming Corporation announced a tender offer and consent solicitation for the $150,000,000 aggregate principal amount of its 10% Senior Subordinated Notes due 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)	Financial Statement of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

(99.1) Press release dated August 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Robert Miodunski

President and Chief Executive Officer (Principal Executive Officer)

By	/s/ Robert L. Saxton

Sr. Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: August 13, 2003

3